Exhibit 10.12

Execution Version

SECOND AMENDMENT

TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of March 24, 2016 to that certain Credit Agreement, dated as of August 20, 2015 (as amended as of January 4, 2016 and as further amended, supplemented, waived or otherwise modified, the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among LBM Midco, LLC, a Delaware limited liability company (“Holding”), LBM Borrower, LLC, a Delaware limited liability company (the “Parent Borrower”), the Lenders party hereto and ROYAL BANK OF CANADA, as Swingline Lender, Issuing Lender, Collateral Agent and Administrative Agent for the several banks and other financial institutions from time to time party to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Parent Borrower wishes to make certain amendments to the Credit Agreement set forth herein;

WHEREAS, pursuant to Subsection 11.1 of the Credit Agreement, Holding, the Parent Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Lender and the Lenders party hereto holding any Loan or Commitment under the Credit Agreement immediately prior to the Second Amendment Effective Date (the “Consenting Lenders”) have agreed to the amendment of the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Consenting Lenders represent Lenders holding 100% of the Loans and Commitments under the Credit Agreement (determined immediately prior to giving effect to the Second Amendment);

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Commitment Reallocation; Eurocurrency Loans; Credit Agreement Amendments.

(a) Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)                                 Upon the increase in the Commitments under the Credit Agreement pursuant to this Second Amendment becoming effective, each Lender immediately prior to such increase that is providing less than its ratable share of the increase in the Commitments (each, a “Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each Lender providing more than its ratable share of the increase in the Commitments, including each Additional Lender (as defined below) (each, a “Commitment Increase Lender”) a portion of, and each such Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such Commitment Decrease

Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that on the Second Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in Letters of Credit issued under the Credit Agreement held by each Lender (including each such Commitment Increase Lender) will equal an amount (expressed as a percentage) equal to (a) such Lender’s Commitment divided by (b) the aggregate Commitments of all Lenders (determined immediately after giving effect to the Second Amendment).

(2)                                 Upon the increase in the Commitments under the Credit Agreement pursuant to this Second Amendment becoming effective, each Commitment Decrease Lender shall assign to each Commitment Increase Lender, pursuant to Subsection 11.6 of the Credit Agreement, a portion of, and each such Commitment Increase Lender shall assume a portion of, such Commitment Decrease Lender’s outstanding Loans under the Credit Agreement together with all obligations of the Borrowers owing to the Commitment Decrease Lenders relating to the Loans so assigned, such that on the Second Amendment Effective Date, after giving effect to each such assignment and assumption, the percentage of the aggregate outstanding Loans under the Credit Agreement held by each Lender (including each such Commitment Increase Lender) will equal an amount (expressed as a percentage) equal to (a) such Lender’s Commitment divided by (b) the aggregate Commitments of all Lenders (determined immediately after giving effect to the Second Amendment).

(3)                                 Notwithstanding anything in the Credit Agreement or herein to the contrary, and for purposes of clarification, the reallocation described in Section One (a)(1) and (a)(2) above shall be implemented such that no assignment and assumption occurs between the Royal Bank of Canada and City National Bank, a National Banking Association. Any necessary adjustments to assignments and assumptions among the Lenders shall be made to effectuate this Section One (a)(3).

(b)                                 Notwithstanding anything in the Credit Agreement or herein to the contrary, the reallocation described in Section One (a)(2) above with respect to the Eurocurrency Loans outstanding on the Second Amendment Effective Date shall become effective at the end of the respective current Interest Period for each such Eurocurrency Loan, such dates being April 4, 2016 and April 11, 2016, respectively.

(c)                                  Subject to the satisfaction of the conditions set forth in Section Two hereof as of the Second Amendment Effective Date (as defined below):

(1)                                 The definition of “First Amendment Effective Date” in Subsection 1.1 of the Credit Agreement is hereby deleted in its entirety.

(2)                                 The following defined terms are hereby added to Subsection 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the

European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Second Amendment Effective Date”: March 24, 2016.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which writedown and conversion powers are described in the EU Bail-In Legislation Schedule.

(3)                                 The definition of Agreement in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “and as further amended by the Second Amendment to this Agreement dated March 24, 2016” immediately after the text “, including as amended by the First Amendment to this Agreement dated January 4, 2016”.

(4)                                 The definition of Available Incremental Amount in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$275,000,000 and (b) the sum of the Commitments as of the First Amendment Effective Date” and replacing it with “$325,000,000 and (b) the sum of the Commitments as of the Second Amendment Effective Date”.

(5)                                 The definition of Commitment in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the words “The amount of the aggregate Commitments of the Lenders as of the First Amendment Effective Date is $225,000,000” and replacing it with “The amount of the aggregate Commitments of the Lenders as of the Second Amendment Effective Date is $275,000,000”.

(6)                                 The definition of Compliance Period in Subsection 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$18.0 million” therein with “$22.0 million”.

(7)                                 The definition of Dominion Event in Subsection 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$18.0 million” therein with “$22.0 million”.

(8)                                 The definition of Lender-Related Distress Event contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately prior to the proviso therein: “, or such Distressed Person or a Person that directly or indirectly controls such Distressed Person becomes the subject of a Bail-In Action”.

(9)                                 The definition of Payment Condition is hereby replaced in its entirety as follows:

““Payment Condition”: at any time of determination with respect to any Specified Transaction, that the following conditions are all satisfied: (w) no Event of Default shall have occurred and be continuing or result therefrom, (x) (1) 30-Day Projected Specified Excess Availability and (2) the Specified Availability on the date of such Specified Transaction after giving effect thereto, in each case exceed the greater of (A) 12.5% (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), 15.0%) of Availability as of such time of determination and (B) $27.5 million (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), $33.0 million) and (y) unless the Fixed Charge Condition (as defined below) is satisfied (to the extent applicable), the Parent Borrower shall be in pro forma compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00 and (z) if reasonably requested by the Administrative Agent, Parent Borrower shall have delivered to the Administrative Agent a copy of calculations required by preceding clause (y) in reasonable detail. “Fixed Charge Condition” shall mean (1) 30-Day Projected Specified Excess Availability and (2) the Specified Availability on the date of such Specified Transaction after giving effect thereto, in each case exceed the greater of (A) 17.5% (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), 20.0%) of Availability as of such time of determination and (B) $38.5 million (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), $44.0 million).”

(10)                          Subsection 4.15(g) of the Credit Agreement is hereby amended by deleting the word “The” at the beginning of the penultimate sentence thereof and replacing it with: “Subject to Section 11.23, the”.

(11)                          Subsection 8.1(b)(xiv) of the Credit Agreement is hereby amended by deleting “$300 million” and replacing it with “$325 million”.

(12)                          Section 11 of the Credit Agreement is hereby amended by adding at the end of Section 11.22 a new Section 11.23 to read as follows:

“SECTION 11.23.                      Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”.

(13)                          Schedule A to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule A attached hereto.

SECTION TWO - Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1)                                 Holding, the Parent Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Lender and each of the Lenders (including each Additional Lender) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterpart to the Administrative Agent;

(2)                                 the Parent Borrower shall have delivered to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP and Richards, Layton & Finger, P.A., in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Second Amendment Effective Date;

(3)                                 the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the Second Amendment Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (4), (5) and (6) below;

(4)                                 each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall be true and correct in all material respects (provided that any such representation and warranty which is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date);

(5)                                 the representations and warranties in Section 3 of this Second Amendment shall be true and correct in all material respects (provided that any such representation and warranty which is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Second Amendment Effective Date;

(6)                                 no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or after giving effect to the effectiveness hereof;

(7)                                 each Guarantor shall have delivered a duly executed counterpart of the acknowledgment and consent attached to this Second Amendment (the “Acknowledgment”) to the Administrative Agent; and

(8)                                 the Parent Borrower shall have paid or caused to be paid (i) to the Administrative Agent, an upfront fee for the account of each Lender (including any Additional Lender) in the amount of 0.20% of the difference between such Lender’s Commitments on the Second Amendment Effective Date and such Lender’s Commitments immediately prior to the Second Amendment Effective Date and (ii) any fees payable to the Administrative Agent or its affiliates in respect of this Second Amendment as agreed with the Parent Borrower.

SECTION THREE - Representations and Warranties.

As of the date hereof, the Parent Borrower represents and warrants as follows:

(1)                                 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Parent Borrower), to the extent that the failure to be organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of

Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(2)                                 Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of Holdings and the Parent Borrower, this Second Amendment and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment or the Acknowledgment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Second Amendment has been duly executed and delivered by the Parent Borrower and the Acknowledgment has been duly executed and delivered on behalf of each Guarantor. This Second Amendment constitutes a legal, valid and binding obligation of the Parent Borrower and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(3)                                 No Legal Bar. The execution, delivery and performance of this Second Amendment or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Parent Borrower) as would not reasonably be expected to have a Material Adverse Effect.

(4)                                 No Default. On the date hereof after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

SECTION FOUR - Effect of Amendment.

(1)                                 Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent, any Lender or any Loan Party under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Second Amendment, each reference to the

Credit Agreement in the Loan Documents and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Credit Agreement as amended by this Second Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Second Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(2)                                 Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Second Amendment, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on any Loan incurred after the Second Amendment Effective Date pursuant to the Credit Agreement, as amended by this Second Amendment.

SECTION FIVE - Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

SECTION SIX — Additional Lenders. Each Lender party hereto which is not a Lender under the Credit Agreement prior to giving effect to this Second Amendment (each, an “Additional Lender”) (i) represents and warrants that it is legally authorized to enter into this Second Amendment; (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) hereby affirms the acknowledgements and representations of such

Additional Lender as a Lender contained in subsection 10.5 of the Credit Agreement; (vi) agrees that upon its execution of this Second Amendment it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to subsection 11.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 4.11(b) of the Credit Agreement and shall have all rights of a Lender thereunder and (vii) it has delivered or shall deliver herewith to the Parent Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Lender may be required to deliver to the Parent Borrower and the Administrative Agent pursuant to subsection 4.11 of the Credit Agreement. This Second Amendment shall constitute a Lender Joinder Agreement for purposes of Subsection 2.6 of the Credit Agreement. Each of the Administrative Agent, the Swingline Lender, each Issuing Lender and the Borrowers consents to each Additional Lender becoming a Lender.

SECTION SEVEN - Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION EIGHT - Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

SECTION NINE - Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

LBM MIDCO, LLC
as Holding

By:	/s/ Matthew S. Edgerton
	Name:	Matthew S. Edgerton
	Title:	Vice President

[Signature page to Second Amendment to ABL Credit Agreement]

IN WITNESS WHEREOF, the-parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Assistant Vice President

[Signature page to Second Amendment to ABL Credit Agreement]

ROYAL BANK OF CANADA
as the Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

[Signature Page to Second Amendment to ABL Credit Agreement]

ROYAL BANK OF CANADA
as the Issuing Lender

By:	/s/ J. Patchell
	Name:	J. Patchell
	Title:	Attorney-in-fact

By:	/s/ Michael Petersen
	Name:	Michael Petersen
	Title:	Attorney in Fact

[Signature Page to Second Amendment to ABL Credit Agreement]

ROYAL BANK OF CANADA
as the Swingline Lender

By:	/s/ J. Patchell
	Name:	J. Patchell
	Title:	Attorney-in-fact

By:	/s/ Michael Petersen
	Name:	Michael Petersen
	Title:	Attorney in Fact

[Signature Page to Second Amendment to ABL Credit Agreement]

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ J. Patchell
		Name:	J. Patchell
		Title:	Attorney-in-fact

	By:	/s/ Michael Petersen
		Name:	Michael Petersen
		Title:	Attorney in Fact

[Signature Page to Second Amendment to ABL Credit Agreement]

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION

By:	/s/ David Knoblauch
	Name:	David Knoblauch
	Title:	SVP

[Signature Page to Second Amendment to ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Laura Wheeland
	Name:	Laura Wheeland
	Title:	Vice President

[Signature Page to Second Amendment to ABL Credit Agreement]

SUNTRUST BANK

By:	/s/ Michael Dembski
	Name:	Michael Dembski
	Title:	Director

[Signature Page to Second Amendment to ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/s/ Max Wallins
	Name:	Max Wallins
	Title:	Authorized Signatory

[Signature Page to Second Amendment to ABL Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Signature Page to Second Amendment to ABL Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Second Amendment. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments and the Loans under the Credit Agreement as modified by this Second Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

LBM Midco, LLC
GUARANTORS:	US LBM Holdings, LLC

BEP/Lyman, LLC

Musselman Lumber - US LBM, LLC

Direct Cabinet Sales - US LBM, LLC

Shelly Enterprises - US LBM, LLC

Standard Supply & Lumber - US LBM, LLC

Coastal Roofing Supply - US LBM, LLC

Lumber Specialties - US LBM, LLC

Fond du Lac Property - US LBM, LLC

East Haven Builders Supply - US LBM, LLC

Bellevue Builders Supply - US LBM, LLC

Kentucky Indiana Lumber - US LBM, LLC

Desert Lumber - US LBM, LLC

Jones Lumber - US LBM, LLC

Bear Truss - US LBM, LLC

Bear Truss Property, LLC

H & H Lumber - US LBM, LLC

American Masons & Building Supply – US LBM, LLC

LS Property, LLC

Richardson Gypsum - US LBM, LLC

Universal Supply Company, LLC

Wisconsin Building Supply - US LBM, LLC

Wallboard Supply Company - US LBM, LLC

Lampert Yards - US LBM, LLC

Hines Buildings Supply - US LBM, LLC

Kirkland Property - US LBM, LLC

Hampshire Property - US LBM, LLC

EHBS Manchester Properties, LLC

John H. Myers & Son - US LBM, LLC

Rosen Materials of Nevada LLC

Rosen Brick America, LLC

Rosen Materials, LLC

Gold & Reiss – US LBM, LLC

LouMac Distributors – US LBM, LLC

GBS Building Supply – US LBM, LLC

GBS Property, LLC

Building Supply Association – US LBM, LLC

Poulin Lumber – US LBM, LLC

Gypsum Acquisition, LLC

NexGen - US LBM, LLC

NexGen Property, LLC

Parker’s Building Supply – US LBM, LLC

Darby Doors, LLC

Total Trim, LLC

	By:	/s/ Brian Hein
		Name:	Brian Hein
		Title:	Authorized Representative

[Signature Page to Second Amendment to ABL Credit Agreement]

GUARANTORS (Continued):

Feldman Lumber - US LBM, LLC
By US LBM Holdings, LLC
its Sole Member and Manager

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President Corporate Controller

[Signature page to Second Amendment to ABL Credit Agreement]

GUARANTORS (Continued):

B & C Fasteners, Inc.

By:	/s/ Robert Wood
Name:	Robert Wood
Title:	President and Secretary

[Signature Page to Second Amendment to ABL Credit Agreement]

SCHEDULE A

Commitments and Addresses

Lender	Commitment
Royal Bank of Canada	$59,000,000
City National Bank, a National Banking Association	$15,000,000
Wells Fargo Bank, National Association	$68,000,000
SunTrust Bank	$63,000,000
Credit Suisse AG, Cayman Islands Branch	$40,000,000
Barclays Bank PLC	$30,000,000
Total	$275,000,000

Royal Bank of Canada

200 Vesey Street

New York, New York 10281

City National Bank, a National Banking Association

555 S. Flower St., 24th Floor

Los Angeles, CA 90071

Wells Fargo Bank, National Association

10 S. Wacker Drive

Chicago, Illinois 60606

SunTrust Bank

303 Peachtree Street

Atlanta, Georgia 30308

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, NY 10010

Barclays Bank PLC

745 Seventh Avenue

New York, New York 10019

A-1